SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                              SPX Corporation
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)
                                    N/A
          --------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------

SPX Corporation issued the following press release on December 31, 2004.

Contact:  Jeremy W. Smeltser (Investors)        [GRAPHIC OMITTED:  SPX LOGO]
          704-752-4478
          E-mail:  investor@spx.com

          Tina Betlejewski (Media)
          704-752-4454
          E-mail: spx@spx.com

             SPX SELLS MUNICIPAL WATER AND MUNICIPAL WASTEWATER
                               VALVE BUSINESS

     CHARLOTTE, NC - December 31, 2004 - SPX Corporation (NYSE: SPW) today announced that it has completed the sale of its municipal water and municipal wastewater valve business to St. Cloud, Minnesota-based Granite Equity Partners and its affiliates for $29.75 million. The water valve and related business has annual estimated revenues of $60 million.

     Don Canterna, President of SPX Process Equipment said, "Completing the sale of this business allows us to reallocate our resources to the growth opportunities in our key served markets. This is a good business, however our growth strategy for our valve business is focused on those global markets where our Copes-Vulcan, Febco, Daniel Valve, DeZurik and Mueller Steam Specialty brands are well-recognized and have opportunities to expand."

     In May 2004, the company committed to a plan to divest this business. Based on the probable sale, the results of operations were reported as discontinued operations in the second quarter. This business, based in Sartell, Minnesota, was previously part of the company's Flow Technology segment.

     SPX Corporation is a global provider of technical products and systems, industrial products and services, flow technology, cooling technologies and services, and service solutions. The Internet address for SPX Corporation's home page is www.spx.com.

     Certain statements in this press release are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. Please refer to our public filings for a discussion of certain important factors that relate to forward-looking statements contained in this press release. The words "believe," "expect," "anticipate," "estimate," "guidance," "target" and similar expressions identify forward-looking statements. Although the company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

     SPX Corporation shareholders are strongly advised to read the proxy statement relating to SPX Corporation's 2005 annual meeting of shareholders when it becomes available, as it will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and any other documents filed by SPX Corporation with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, SPX Corporation will mail the proxy statement to each shareholder of record on the record date to be established for the shareholders' meeting. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at SPX Corporation's Internet website at www.spx.com or by writing to Investor Relations, SPX Corporation, 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, telephone (704) 752-4400.

     SPX Corporation, its executive officers and directors may be deemed to be participants in the solicitation of proxies for SPX Corporation's 2005 annual meeting of shareholders. Information regarding these participants is contained in a filing under Rule 14a-12 filed by SPX Corporation with the Securities and Exchange Commission on December 9, 2004.

                                   # # #

SPX Corporation issued the following two press releases on January 3, 2005.

                                                 [GRAPHIC OMITTED:  SPX LOGO]
Contact:  Jeremy W. Smeltser (Investors)
          704-752-4478
          E-mail:  investor@spx.com

          Tina Betlejewski (Media)
          704-752-4454
          E-mail: spx@spx.com

              SPX CORPORATION SELLS COFIMCO AXIAL FAN BUSINESS

     CHARLOTTE, NC - January 3, 2005 - SPX Corporation (NYSE:SPW) today announced that it has sold its Cofimco axial fan business to an affiliate of Madison Capital Partners for $28 million.

     Commenting on today's announcement, Jay Caraviello, Executive Vice President and co-Chief Operating Officer of SPX, said, "As part of our continuing efforts to enhance shareholder value through our Value Improvement Process(R), we reviewed Cofimco's long term fit within our Cooling Technologies and Services business and SPX's overall strategy. As a result of this review, we decided to monetize this asset and have found an excellent new owner for the business."

     Cofimco, based in Pombia, Italy, Itatiba, Brazil and Chesapeake, Virginia, is a leading international manufacturer of axial fans used in cooling applications.

     Madison Capital Partners, based in Chicago, Illinois, acquires and operates industrial equipment manufacturers and processors in the heat exchanger, plastics, metals, rubber and process improvement industries.

     SPX Corporation is a global provider of technical products and systems, industrial products and services, flow technology, cooling technologies and services, and service solutions. The Internet address for SPX Corporation's home page is www.spx.com.

     Certain statements in this press release are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. Please refer to our public filings for a discussion of certain important factors that relate to forward-looking statements contained in this press release. The words "believe," "expect," "anticipate," "estimate," "guidance," "target" and similar expressions identify forward-looking statements. Although the company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

     SPX Corporation shareholders are strongly advised to read the proxy statement relating to SPX Corporation's 2005 annual meeting of shareholders when it becomes available, as it will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and any other documents filed by SPX Corporation with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, SPX Corporation will mail the proxy statement to each shareholder of record on the record date to be established for the shareholders' meeting. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at SPX Corporation's Internet website at www.spx.com or by writing to Investor Relations, SPX Corporation, 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, telephone (704) 752-4400.

     SPX Corporation, its executive officers and directors may be deemed to be participants in the solicitation of proxies for SPX Corporation's 2005 annual meeting of shareholders. Information regarding these participants is contained in a filing under Rule 14a-12 filed by SPX Corporation with the Securities and Exchange Commission on December 9, 2004.

                                   # # #

                                                [GRAPHIC OMITTED:  SPX LOGO]
Contact:  Jeremy W. Smeltser (Investors)
          704-752-4478
          E-mail:  investor@spx.com

          Tina Betlejewski (Media)
          704-752-4454
          E-mail:  spx@spx.com


                SPX COMPLETES SALE OF BOMAG FOR $446 MILLION

     CHARLOTTE, NC - January 3, 2005 - SPX Corporation (NYSE:SPW) today announced that it has completed the sale of its BOMAG compaction equipment business to Fayat for $446 million in cash. SPX will use the net proceeds from the transaction to pay down debt.

     Christopher J. Kearney, President and Chief Executive Officer of SPX, said, "As we previously announced, we intend to use the net proceeds from the sale of BOMAG to pay down debt which will strengthen the balance sheet and clear the path for our new financial strategy. In December, we committed to announce our financial strategy during the first quarter and we are on schedule to meet that deadline."

     On October 28, SPX signed a definitive agreement to sell BOMAG to Fayat Group, a privately owned business based in Bordeaux, France.

     BOMAG, based in Boppard, Germany, is a leading international manufacturer of heavy and light equipment for soil, asphalt and refuse compaction; in addition BOMAG sells compaction measurement and documentation systems and is active in the spare parts and service business as well as in the business of machinery for the recycling and stabilization of road beds under repair.

     SPX Corporation is a global provider of technical products and systems, industrial products and services, flow technology, cooling technologies and services, and service solutions. The Internet address for SPX Corporation's home page is www.spx.com.

     Certain statements in this press release are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. Please refer to our public filings for a discussion of certain important factors that relate to forward-looking statements contained in this press release. The words "believe," "expect," "anticipate," "estimate," "guidance," "target" and similar expressions identify forward-looking statements. Although the company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

     SPX Corporation shareholders are strongly advised to read the proxy statement relating to SPX Corporation's 2005 annual meeting of shareholders when it becomes available, as it will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and any other documents filed by SPX Corporation with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, SPX Corporation will mail the proxy statement to each shareholder of record on the record date to be established for the shareholders' meeting. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at SPX Corporation's Internet website at www.spx.com or by writing to Investor Relations, SPX Corporation, 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, telephone (704) 752-4400.

     SPX Corporation, its executive officers and directors may be deemed to be participants in the solicitation of proxies for SPX Corporation's 2005 annual meeting of shareholders. Information regarding these participants is contained in a filing under Rule 14a-12 filed by SPX Corporation with the Securities and Exchange Commission on December 9, 2004.

                                   # # #